FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      JULY 17, 2003
                                                   -----------------------------


                           FLAG FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


GEORGIA                             000-24532               58-209417
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


3475 PIEDMONT ROAD, SUITE 550, ATLANTA, GEORGIA               30305
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(Address  of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (404) 760-7700
                                                     ---------------------------


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          (Former name or former address, if changed since last report)


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ITEM 9.   REGULATION  FD  DISCLOSURE
          --------------------------

          On July 17, 2003, Flag Financial Corporation issued a press release reporting its second quarter 2003 results of operations. A copy of the press release is attached as an exhibit to this report.


ITEM 7.   EXHIBITS
          --------

          (c)  Exhibits
               --------

          No.       Description
          ---       -----------

          99.1      Press Release dated July 17, 2003.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 17, 2003                FLAG FINANCIAL CORPORATION


                                   By:   /s/ J. Daniel Speight
                                      -----------------------------------------
                                         J. Daniel Speight
                                         Vice Chairman, Chief Financial Officer
                                         and Secretary

                                  EXHIBIT INDEX


No.            Description
---            -----------

99.1           Press Release dated July 17, 2003.



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